Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

          Class 6-A1.....$     32.37828946   Class 6-A13..$   0.00000000
          Class 6-A2.....$      0.00000000   Class 6-A14..$   0.00000000
          Class 6-A3.....$      0.00000000   Class 6-A15..$   0.00000000
          Class 6-A4.....$      0.68457404   Class 6-A16..$  32.37828955
          Class 6-A5.....$      0.00000000   Class 6-A17..$  32.37828950
          Class 6-A6.....$     41.93531751   Class 6-A18..$  32.37828974
          Class 6-A7.....$      0.00000000   Class 6-PO...$   0.90988122
          Class 6-A8.....$      0.68457427   Class 6-M....$   0.68457412
          Class 6-A9.....$      0.00000000   Class 6-B1...$   0.68457334
          Class 6-A10....$     59.29828722   Class 6-B2...$   0.68457257
          Class 6-A11....$      0.00000000   Class 6-B3...$   0.68457601
          Component A11A.$      0.00000000   Class 6-B4...$   0.68456970
          Component A11B.$      0.00000000   Class 6-B5...$   0.68457625
          Class 6-A12....$     14.07327869   Class 6-R....$   0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 6-A1.....$     31.40394431   Class 6-A14..$   0.00000000
          Class 6-A2.....$      0.00000000   Class 6-A15..$   0.00000000
          Class 6-A3.....$      0.00000000   Class 6-A16..$  31.40394440
          Class 6-A4.....$      0.66397346   Class 6-A17..$  31.40394435

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          Class 6-A5.....$      0.00000000   Class 6-A18..$  31.40394458
          Class 6-A6.....$     40.67337706   Class 6-PO...$   0.88250058
          Class 6-A7.....$      0.00000000   Class 6-M....$   0.00000000
          Class 6-A8.....$      0.66397369   Class 6-B1...$   0.00000000
          Class 6-A9.....$      0.00000000   Class 6-B2...$   0.00000000
          Class 6-A10....$     57.51385081   Class 6-B3...$   0.00000000
          Class 6-A11....$      0.00000000   Class 6-B4...$   0.00000000
          Component A11A.$      0.00000000   Class 6-B5...$   0.00000000
          Component A11B.$      0.00000000   Class 6-R....$   0.00000000
          Class 6-A12....$     13.64977791
          Class 6-A13....$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

          Class 6-A1.....$      5.77172268   Class 6-A15..$   6.24886259
          Class 6-A2.....$      6.24886270   Class 6-A16..$   5.50237580
          Class 6-A3.....$      6.24886338   Class 6-A17..$   5.57933196
          Class 6-A4.....$      6.23202947   Class 6-A18..$   6.92606736
          Class 6-A5.....$      6.24886417   Class 6-M....$   6.23202900
          Class 6-A6.....$      5.95137806   Class 6-B1...$   6.23202869
          Class 6-A7.....$      6.24886352   Class 6-B2...$   6.23203004
          Class 6-A8.....$      6.23202948   Class 6-B3...$   6.23205270
          Class 6-A9.....$      6.24886137   Class 6-B4...$   6.23211402
          Class 6-A10....$      5.54734414   Class 6-B5...$   6.23206813
          Class 6-A11....$      0.00000000   Class 6-R....$   0.00000000
          Component A11A.$      0.00000000   Class 6-S....$   0.59408768
          Component A11B.$      0.00000000
          Class 6-A12....$.     5.90245902
          Class 6-A13....$.     6.24886264
          Class 6-A14....$.     0.00000000

     iv)  Accrual Amount:

              Class A11A Component          $        0.00
              Class A11B Component          $        0.00
              Class A14 Component           $      858.47

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:    $         82,469.68

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:      $    372,780,473.67

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                              1,264

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                         Class Certificate         Single
                                         Principal Balance   Certificate Balance
                                         -----------------   -------------------

          Class 6-A1.....................$   49,382,922.04   $          891.27
          Class 6-A2.....................$   27,152,000.00   $        1,000.00
          Class 6-A3.....................$    8,015,000.00   $        1,000.00
          Class 6-A4.....................$   56,807,432.12   $          996.62
          Class 6-A5.....................$    6,001,105.00   $        1,000.00
          Class 6-A6.....................$   36,988,304.11   $          910.46
          Class 6-A7.....................$    1,927,000.00   $        1,000.00
          Class 6-A8.....................$   19,746,064.08   $          996.62
          Class 6-A9.....................$    3,680,965.00   $        1,000.00
          Class 6-A10....................$    8,816,206.98   $          828.44
          Class 6-A11....................$            0.00   $            0.00
          Component A11A.................$            0.00   $            0.00
          Component A11B.................$            0.00   $            0.00
          Class 6-A12....................$       56,760.34   $          930.50
          Class 6-A13....................$   14,305,000.00   $        1,000.00
          Class 6-A14....................$      138,239.66   $        1,031.64
          Class 6-A15....................$    8,802,874.00   $        1,000.00
          Class 6-A16....................$   22,356,244.92   $          891.27
          Class 6-A17....................$   73,711,745.00   $          891.27
          Class 6-A18....................$   17,501,728.11   $          891.27
          Class 6-PO.....................$      413,311.45   $          987.98
          Class 6-M......................$    5,992,082.82   $          996.62
          Class 6-B1.....................$    3,994,721.55   $          996.62
          Class 6-B2.....................$    2,996,040.91   $          996.62
          Class 6-B3.....................$    1,997,360.28   $          996.62
          Class 6-B4.....................$      599,207.79   $          996.62
          Class 6-B5.....................$    1,398,157.51   $          996.62
          Class 6-R......................$            0.00   $            0.00
          Class 6-S......................$  353,896,546.23   $          927.46

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$            0.00
          unpaid principal balance...........................$            0.00
          number of related mortgage loans...................                0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
               Number                7   Principal Balance   $  1,997,843.56
               (2)  60-89 days
               Number                1   Principal Balance   $    226,215.49
               (3)  90 days or more
               Number                0   Principal Balance   $          0.00

          (b)  in foreclosure
               Number                1   Principal Balance   $    240,000.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c):   $      0.00    $   0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                        $      0.00    $   0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

            Class 6-S: ........................          0.394467%

     xiii)  Senior Percentage for such Distribution Date: ......... 95.53720500%

     xiv)  Category A-Senior Percentage for such Distribution Date: 68.53048200%

     xv)  Category B-Senior Percentage for such Distribution Date:  19.74923900%

     xvi)  Category C-Senior Percentage for such Distribution Date:  7.25748400%

     xvii)  Category A-Percentage for such Distribution Date: ..... 71.73172200%

     xviii)  Category B-Percentage for such Distribution Date: .... 20.67177800%

     xix)  Category C-Percentage for such Distribution Date: ......  7.59650000%

     xx)  Group I Senior Percentage for such Distribution Date: ... 71.60512100%

     xxi) Category A-Group I Senior Percentage for such
          Distribution Date: ...................................... 53.59784400%

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     xxii) Category B-Group I Senior Percentage for such
           Distribution Date: ..................................... 14.55870600%

     xxiii) Category C-Group I Senior Percentage for such
           Distribution Date: .....................................  3.44857000%

     xxiv) Category C-Group I Scheduled Distribution Percentagefor such
           Distribution Date: .....................................  7.25748400%

     xxv)  Group II Senior Percentage for such Distribution Date: . 23.93208400%

     xxvi) Category A-Group II Senior Percentage for such
            Distribution Date: .................................... 14.93263800%

     xxvii) Category B-Group II Senior Percentage for such
            Distribution Date: ....................................  5.19053300%

     xxviii) Category C-Group II Senior Percentage for such
            Distribution Date: ....................................  3.80891400%

     xxix)  Category C-Group II Scheduled Distribution Percentage for such
            Distribution Date: ....................................  0.00000000%

     xxx) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     xxxi)  Category A-Senior Prepayment Percentage for such
          Distribution Date: ...................................... 71.73172200%

     xxxii)  Category B-Senior Prepayment Percentage for such
          Distribution Date: ...................................... 20.67177800%

     xxxiii)  Category C-Senior Prepayment Percentage
            for such Distribution Date: ...........................  7.59650000%

     xxxiv) Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................100.00000000%

     xxxv) Category A-Group I Senior Prepayment  Percentage for such
           Distribution Date: ..................................... 71.73172200%

     xxxvi) Category B-Group I Senior Prepayment Percentage for such
           Distribution Date: ..................................... 20.67177800%

     xxxvii)  Category C-Group I Senior  Prepayment  Percentage for such
           Distribution Date: .....................................  7.59650000%

     xxxviii) Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

     xxxix) Category A-Group II Senior  Prepayment  Percentage for such
           Distribution Date: .....................................  0.00000000%

     xxxx) Category  B-Group II Senior  Prepayment  Percentage for such
           Distribution Date: .....................................  0.00000000%

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     xxxxi)  Category C-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

     xxxxii)  Junior Percentage for such Distribution Date: .......  4.46279500%

     xxxxiii)  Junior Prepayment Percentage for such Distribution
           Date: ..................................................  0.00000000%